SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
     [ ]  Preliminary Proxy Statement
     [ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
     [X]  Definitive Proxy Statement
     [ ]  Definitive Additional Materials
     [ ]  Soliciting Material Pursuant to Rule 240.14a-11(c)or Rule 240.14a-12

                          CASTLE CONVERTIBLE FUND, INC.
                (Name of Registrant as Specified In Its Charter)

                                 Not Applicable
    (Name of Persons(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]     No fee required.
[ ]     Fee computed on table below per Exchange Act Rules 14a-6(I)(1)and
        0-11.

        (1) Title of each class of securities to which transaction applies:

        (2) Aggregate number of securities to which transaction applies:

        (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        (4) Proposed maximum aggregate value of transaction:__________________

        (5) Total fee paid:___________________________________________________

[ ]     Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

        (1) Amount Previously Paid:__________________________________________

        (2) Form, Schedule or Registration Statement No.:____________________

        (3) Filing Party:____________________________________________________

        (4) Date Filed:______________________________________________________

                          CASTLE CONVERTIBLE FUND, INC.
                                111 FIFTH AVENUE
                               NEW YORK, NY 10003

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS


TO THE SHAREHOLDERS:

         The 2002 Annual Meeting of Shareholders of Castle Convertible Fund, Inc. (the "Fund") will be held in the offices of the Fund, 111 Fifth Avenue, 2nd Floor, New York, NY 10003, on December 3, 2002 at 12:30 P.M. for the following purposes:

          1.   To elect nine (9) Directors for the ensuing year;

          2. To ratify or reject the selection of Ernst & Young LLP as the independent public accountants for the Fund for the fiscal year ending October 31, 2003; and

          3. To consider and act upon such other matters as may properly come before the meeting or any adjournments thereof.

         Shareholders of record as of the close of business on October 22, 2002 will be entitled to vote at the meeting. The enclosed proxy is being solicited on behalf of Management of the Fund.

IF YOU DO NOT EXPECT TO ATTEND THE MEETING IN PERSON, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY TO ALGER SHAREHOLDER SERVICES, INC., 30 MONTGOMERY STREET, JERSEY CITY, NEW JERSEY 07302, IN THE POSTPAID RETURN ENVELOPE ENCLOSED FOR YOUR USE.

                                              By order of the Board of Directors

                                                        DOROTHY SANDERS
                                                           SECRETARY

Dated:   October 25, 2002
         New York, New York

                                 PROXY STATEMENT
                                       FOR
                     THE 2002 ANNUAL MEETING OF SHAREHOLDERS
                                       OF
                          CASTLE CONVERTIBLE FUND, INC.
                         TO BE HELD ON DECEMBER 3, 2002

                                  INTRODUCTION

         The accompanying Proxy is being solicited by the Management of Castle Convertible Fund, Inc. (the "Fund") for use at the Annual Meeting of
Shareholders to be held at 12:30 P.M. on December 3, 2002 and at any adjournments thereof. All costs of solicitation, including printing and mailing of this Proxy Statement and the accompanying Notice of Meeting and Proxy, the reimbursement of brokerage firms and others for their expenses in forwarding solicitation material to the beneficial owners of stock, and supplementary solicitations to submit proxies, which may be made by mail, telephone, telegraph and personal interviews by officers of the Fund, will be borne by the Fund. It is anticipated that the cost of such supplementary solicitation, if any, will be nominal.

         If the enclosed Proxy is properly executed and returned in time to be voted at the meeting, the full and fractional shares represented thereby (each full share is entitled to one vote and each fractional share is entitled to proportionate voting rights) will be voted in accordance with the instructions marked thereon. Unless instructions to the contrary are marked thereon with respect to Proposals 1 and 2, the Proxy will be voted FOR the proposals stated in the accompanying Notice of Meeting. Proxies not voted, including broker non-votes, will not be counted toward establishing a quorum. Shareholders should note that while votes to ABSTAIN will count toward establishing a quorum, passage of any proposal being considered at the meeting will occur only if a sufficient number of votes are cast FOR the proposal. Accordingly, votes to ABSTAIN and votes AGAINST will have the same effect in determining whether the proposal is approved. On any motion for adjournment of the meeting, even if a quorum is present, Management will vote all Proxies in its discretion pursuant to Item 3 thereof. Any shareholder giving a Proxy has the right to attend the meeting to vote his or her shares in person (thereby revoking any prior Proxy) and also has the right to revoke the Proxy at any time by written notice received by the Fund prior to its exercise.

         This Proxy Statement and accompanying Proxy are being mailed to shareholders on or about October 25, 2002. The address of the principal executive office of the Fund is 111 Fifth Avenue, New York, NY 10003.

         A COPY OF THE FUND'S MOST RECENT SEMI-ANNUAL AND ANNUAL REPORTS WILL BE SENT TO YOU WITHOUT CHARGE UPON WRITTEN REQUEST TO THE FUND, 111 FIFTH AVENUE, NEW YORK, NY 10003 OR BY CALLING 800-223-3810 TOLL-FREE.

                     INFORMATION REGARDING VOTING SECURITIES

         The Fund has only one class of shares of which 2,236,000 shares were issued and outstanding as of the close of business on October 22, 2002, the record date for determining shareholders entitled to receive notice of and to vote at the meeting and all adjournments thereof. Each share is entitled to one vote at the Annual Meeting.

         The following table sets forth those persons known to the Fund to be beneficial owners of more than 5% of the outstanding voting shares of the Fund as of October 22, 2002.

                                                     AMOUNT OF
    TITLE OF           NAME AND ADDRESS             BENEFICIAL     PERCENTAGE OF
      CLASS          OF BENEFICIAL OWNERS            OWNERSHIP         CLASS
--------------------------------------------------------------------------------
  Common Stock      Alger Associates, Inc.         443,046 Shs.*      19.81 %
                    111 Fifth Avenue
                    New York, New York 10003

  Common Stock      All Directors and              453,302 Shs.**     20.27 %
                    Officers as a Group

----------
* Included in this figure are 71,844 shares owned by Fred Alger & Company, Incorporated, and 520 shares owned by Alger Shareholder Services, Inc., wholly-owned subsidiaries of Alger Associates, Inc.

** Included in this figure are 451,761 shares beneficially owned by Fred M. Alger III 1,441 shares beneficially owned by Lester L. Colbert, Jr., and 100 shares beneficially owned by Nathan E. Saint-Amand, M.D. Included in the shares beneficially owned by Fred M. Alger III are the 443,046 shares listed in the table above as being held by Alger Associates, Inc., which may be deemed to be beneficially owned by Fred M. Alger III by virtue of his control of Alger Associates, Inc.

PROPOSAL NO. 1: ELECTION OF DIRECTORS

         Nine directors are to be elected at the meeting, to serve until the next annual meeting of shareholders and until their successors are elected and qualified. Each of the nominees is currently a Director of the Fund; all have indicated an intention to serve if elected and have consented to be named in this Proxy Statement.

         Fred Alger Management, Inc. (the "Adviser" or "Alger Management") has served as the investment adviser to the Fund since February 1974. The Adviser is a wholly-owned subsidiary of Fred Alger & Company, Incorporated ("Alger"). Alger, which is a wholly-owned subsidiary of Alger Associates, Inc. ("Alger Associates"), is a registered securities broker-dealer and member firm of the New York Stock Exchange, Inc. The principal place of business of the Adviser and Alger Associates is 111 Fifth Avenue, New York, New York 10003. The principal place of business of Alger is 30 Montgomery Street, Jersey City, New Jersey 07302. Alger Associates and the Adviser are New York corporations and Alger is a Delaware corporation.

         Mr. Fred M. Alger III beneficially owns approximately 56.2% of Alger Associates' outstanding voting securities.

         Information about the Directors and officers of the Fund is set forth below. In the following tables, the term "Alger Fund Complex" refers to the Fund and the four other registered investment companies managed by Alger Management. Each Director serves until an event of termination, such as death or resignation, or until his successor is duly elected; each officer's term of office is one year. The address of Messrs. Alger and Chung is 111 Fifth Avenue, New York, NY 10003; that of Ms. Sanders and Messrs. Connelly, Duch and Blum is 30 Montgomery Street, Jersey City, NJ 07302.


                                                                                            NUMBER OF
                                                                                           PORTFOLIOS
                                                                                          IN THE ALGER
                                                                              DIRECTOR    FUND COMPLEX
                                                                               AND/OR       WHICH ARE
NAME, AGE, POSITION WITH                                                       OFFICER      OVERSEEN
  THE FUND AND ADDRESS                   PRINCIPAL OCCUPATIONS                 SINCE       BY DIRECTOR
------------------------------------------------------------------------------------------------------
INTERESTED DIRECTORS

Fred M. Alger III (67)        Chairman of the Board and President of Alger      1974           22
Chairman of the Board         Associates, Inc. ("Associates"), Fred Alger &
and President                 Company, Incorporated ("Alger Inc."), Alger
                              Management, Alger Properties, Inc. ("Properties"),
                              Alger Shareholder Services, Inc. ("Services"),
                              Alger Life Insurance Agency, Inc. ("Agency"),
                              Fred Alger International Advisory S.A.
                              ("International"), and the five funds in the
                              Alger Fund Complex; Chairman of the

                                                                                            NUMBER OF
                                                                                           PORTFOLIOS
                                                                                          IN THE ALGER
                                                                              DIRECTOR    FUND COMPLEX
                                                                               AND/OR       WHICH ARE
NAME, AGE, POSITION WITH                                                       OFFICER      OVERSEEN
  THE FUND AND ADDRESS                   PRINCIPAL OCCUPATIONS                 SINCE       BY DIRECTOR
------------------------------------------------------------------------------------------------------
                              Boards of Alger SICAV ("SICAV") and
                              Analysts Resources, Inc. ("ARI").

James P. Connelly, Jr. (39)   Executive Vice President of Alger Inc; Vice       2000           16
   Vice Chairman of the       Chairman of the Boards of four of the five
   Board                      funds in the Alger Fund Complex; Director of
                              International and SICAV, Executive Vice
                              President and Director of Alger National Trust
                              Company ("Trust").

Dan C. Chung (40)             Chief Investment Officer of Alger Management;     2001           16
   Director                   Executive Vice President and Director of
                              Associates, Alger Management, Alger Inc.,
                              Properties, Services, Agency, International,
                              ARI and Trust; Trustee/Director of four of the
                              five funds in the Alger Fund Complex.

NON-INTERESTED DIRECTORS

Stephen E. O'Neil (70)        Attorney; Private investor since 1981; Director   1973           22
   Director                   of NAHC, Inc. and Brown-Forman Corporation;
   200 East 66th Street       Trustee/Director of the five funds in the Alger
   New York, NY 10021         Fund Complex; formerly of Counsel to the law
                              firm of Kohler & Barnes; formerly Director of
                              Syntro Corporation.

Charles F. Baird, Jr. (49)    Managing Partner of North Castle Partners,        2000           16
   Director                   a private equity securities group; Chairman of
   183 East Putnam Avenue     Equinox, Leiner Health Products, Elizabeth
   Greenwich, CT 06830        Arden Day Spas, Grand Expeditions and EAS;
                              Trustee/Director of four of the five funds in
                              the Alger Fund Complex. Formerly Managing
                              Director of AEA Investors, Inc.

Roger P. Cheever (57)         Associate Dean of Development, Harvard            2000           16
   Director                   University; Trustee/Director of four of the five
   124 Mount Auburn Street    funds in the Alger Fund Complex. Formerly
   Cambridge, MA 02138-5762   Deputy Director of the Harvard College Fund.

Lester L. Colbert, Jr. (68)   Private investor; Trustee/Director of four of     1974           16
   Director                   the five funds in the Alger Fund Complex.
   551 Fifth Avenue           Formerly Chairman of the Board and Chief
   Suite 3800                 Executive Officer of Xidex Corporation.
   New York, NY 10176

                                                                                            NUMBER OF
                                                                                           PORTFOLIOS
                                                                                          IN THE ALGER
                                                                              DIRECTOR    FUND COMPLEX
                                                                               AND/OR       WHICH ARE
NAME, AGE, POSITION WITH                                                       OFFICER      OVERSEEN
  THE FUND AND ADDRESS                   PRINCIPAL OCCUPATIONS                 SINCE       BY DIRECTOR
------------------------------------------------------------------------------------------------------
Nathan E. Saint-Amand,        Medical doctor in private practice; Co-Partner    1986           22
   M.D. (64)                  Fishers Island Partners; Member of the Board
   Director                   of the Manhattan Institute; Trustee/Director
   2 East 88th Street         of the five funds in the Alger Fund Complex.
   New York, NY 10128         Formerly Co-Chairman Special Projects
                              Committee of Memorial Sloan Kettering.

B. Joseph White (55)          President, William Davidson Institute at the      1999           22
   Director                   University of Michigan Business School;
   701 Tappan Street, D2253   William K. Pierpont Collegiate Professor,
   Ann Arbor, MI 48109        University of Michigan Business School;
                              Director, Gordon Food Service; Trustee and
                              Chair, Audit Committee, Equity Residential
                              Properties Trust; Director and Chair,
                              Compensation Committee, Kelly Services, Inc.;
                              Trustee/Director of the five funds in the
                              Alger Fund Complex.

OFFICERS

Gregory S. Duch (51)          Executive Vice President, Treasurer and           1989           N/A
   Treasurer                  Director of Alger Inc., Alger Management,
                              Properties and Associates; Executive Vice
                              President and Treasurer of ARI, Services
                              and Agency; Treasurer and Director of
                              International; Treasurer of the five funds
                              in the Alger Fund Complex. Chairman of
                              the Board of Trust.

Dorothy G. Sanders (47)       Senior Vice President, General Counsel and        2000           N/A
   Secretary                  Secretary of Alger Inc., General Counsel and
                              Secretary of Associates, Agency, Properties,
                              Services,  ARI and Alger Management; Secretary
                              of International and the five funds in the Alger
                              Fund Complex. Formerly Senior Vice President,
                              Fleet Financial Group.


Frederick A. Blum (48)        Senior Vice President of Alger Management;        1997           N/A
   Assistant Secretary and    Assistant Treasurer and Assistant Secretary of
   Assistant Treasurer        the five funds in the Alger Fund Complex.
                              Director, Executive Vice President, Treasurer
                              and Director of Trust.

         Messrs. Alger and Chung are "interested persons" (as defined in the Investment Company Act) of the Fund because of their affiliations with Alger Management. Mr. Chung is Mr. Alger's son-in-law. Mr. Connelly is an interested person of the Fund because of his affiliation with Alger Associates. No Director is a director of any public company except as may be indicated under "Principal Occupations."

         No director, officer or employee of Alger Management or its affiliates receives any compensation from the Fund for serving as an officer or Director of the Fund. The Fund pays each independent Director $2,000 for each meeting he attends, to a maximum of $8,000, plus travel expenses incurred for attending the meeting.

         The Fund did not offer its Directors any pension or retirement benefits during or prior to the fiscal year ended October 31, 2001. The following table provides compensation amounts paid to current independent Directors of the Fund for the fiscal year ended October 31, 2001.

                               COMPENSATION TABLE

                         AGGREGATE
                        COMPENSATION   TOTAL COMPENSATION PAID TO DIRECTORS FROM
NAME OF DIRECTOR        FROM THE FUND           THE ALGER FUND COMPLEX
----------------        -------------  -----------------------------------------
Charles F. Baird, Jr.      $8,000                       $30,000
Roger P. Cheever           $8,000                       $30,000
Lester L. Colbert, Jr.     $8,000                       $30,000
Stephen E. O'Neil          $8,000                       $36,000
Nathan E. Saint-Amand      $8,000                       $36,000
B. Joseph White            $8,000                       $36,000

         The following table shows each Director's beneficial ownership as of October 22, 2002 by dollar range, of equity securities of the Fund and of the funds in the Alger Fund Complex overseen by that Director. The ranges are as follows: A = none; B = $1-$10,000; C = $10,000-$50,000; D = $50,000-$100,000; E
= over $100,000.

         None of the non-interested Directors and none of their immediate family members owns any securities issued by Alger Management, Alger Inc., or any company (other than a registered investment company) controlling, controlled by or under common control with Alger Management.

                                                    AGGREGATE EQUITY SECURITIES
                                EQUITY SECURITIES     OF FUNDS IN ALGER FUND
      NAME OF DIRECTOR             OF THE FUND     COMPLEX OVERSEEN BY DIRECTOR
    --------------------        -----------------  ----------------------------

     INTERESTED DIRECTORS
     Fred M. Alger III                  E                        E
     Dan C. Chung                       A                        E
     James P. Connelly, Jr.             A                        E

     NON-INTERESTED DIRECTORS
     Charles F. Baird, Jr.              A                        A
     Roger P. Cheever                   A                        C
     Lester L. Colbert, Jr.             C                        D
     Stephen E. O'Neil                  A                        A
     Nathan E. Saint-Amand              B                        E
     B. Joseph White                    A                        B


         Four regular meetings of the Board of Directors were held during the fiscal year ended October 31, 2001. During that period each of the Directors attended at least 75% of the meetings of the Board, and of the Audit Committee if he was a member, held during that time.

         The Fund's Audit Committee, which oversees the Fund's accounting and financial reporting policies and the independent audit of its financial statements, met once during the fiscal year ended October 31, 2001. The Fund's Board of Directors has no nominating or compensation committee or any committee performing similar functions.

         Management recommends that shareholders vote FOR Proposal No. 1.

PROPOSAL NO. 2:   RATIFICATION OF THE SELECTION OF
                  INDEPENDENT PUBLIC ACCOUNTANTS

         Ernst & Young LLP has been selected by the Board of Directors of the Fund, including a majority of the Directors who are not "interested persons" (as defined in the Investment Company Act of 1940) of the Fund, as the Fund's independent auditors for the fiscal year ending October 31, 2003. Such selection is being submitted for ratification or rejection by shareholders of the Fund. A representative of Ernst &Young LLP is expected to be present at the meeting to answer any questions which the Fund's shareholders may have. The representative will have an opportunity to make a statement if he or she so desires. The Fund has been advised that no member of such firm has a material direct or indirect interest in the Fund.

         Management recommends that shareholders vote FOR Proposal No. 2.

         On December 4, 2001, the Fund selected Arthur Andersen LLP ("Arthur Andersen") as its independent public accountant for the fiscal year ending October 31, 2002. At a special meeting held on July 3, 2002, the Board of the Fund, including a majority of the Directors who are not "interested persons" (as defined in the Investment Company Act of 1940) of the Fund, elected to terminate the appointment of Arthur Andersen, in light of recent events involving that firm, and selected Ernst & Young LLP as the Fund's independent public accountant for the fiscal year ending October 31, 2002. The decision to change accountants was approved by the Fund's Audit Committee.

         Arthur Andersen's reports on the Fund's financial statements for the Fund's two most recent fiscal years contained no adverse opinion or disclaimer of opinion, and neither report was qualified or modified as to uncertainty, audit scope, or accounting principles. During those fiscal years and the subsequent period preceding the Board's replacement of Arthur Andersen, there were no disagreements with Arthur Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, and there were no reportable events of the kinds listed in Item 304, paragraph (a)(l)(v), of Regulation S-K under the Securities Exchange Act of 1934.

         AUDIT COMMITTEE REPORT. The Audit Committee. for which the Board of Directors has adopted a written charter, oversees (a) the Fund's accounting and financial reporting policies and practices and the Fund's internal controls and
(b) the quality and objectivity of the Fund's financial statements and the independent audit thereof. At its meeting held on December 4, 2001, the Committee reviewed and discussed with Fund management and Arthur Andersen, independent auditors to the Fund for the fiscal year ended October 31, 2001, the audit of the Fund's financial statements and further discussed with Arthur Andersen certain matters required to be discussed by Statements on Auditing Standards No. 61. The Committee received from Arthur Andersen written disclosures and the letter required by Independence Standards Board Standard No.
1. Based on these reviews and discussions, the Committee recommended to the Board that the audited financial statements be included in the Fund's Annual Report to shareholders for the fiscal year ended October 31, 2001.

         The members of the Audit Committee are Lester L. Colbert,  Jr., Stephen
E. O'Neil and B. Joseph White. None of the members of the Committee is an "interested person" of the Fund and each is "independent" as defined in the listing standards of the American Stock Exchange.

         AUDIT FEES. The following table sets forth the fees paid to Arthur Andersen for the fiscal year ended October 31, 2001 for professional services rendered for (i) the audit of the Fund's financial statements for that fiscal year, (ii) the financial information systems design and implementation services provided to the Fund, its investment adviser and entities controlling, controlled by or under common control with the investment adviser that provide services to the Fund, and (iii) all other services provided to the Fund and the other entities referred to under item (ii) herein.

                           FINANCIAL INFORMATION SYSTEMS
         AUDIT FEES       DESIGN AND IMPLEMENTATION FEES       ALL OTHER FEES
          ---------        ----------------------------         -------------

           $17,000                     None                         None


The Audit Committee determined that because Arthur Andersen had provided no non-audit services, as reflected in the table, the question whether the provision of such services was compatible with maintaining Arthur Andersen's independence did not arise.

                                   LITIGATION

         The Fund is not a party to any material litigation.


                                  OTHER MATTERS

         Management knows of no other matters to be brought before the meeting; however, if any other matters come before the meeting, the persons named in the enclosed Proxy will vote proxies that do not contain specific restrictions in accordance with their best judgment on such matters.

                             SHAREHOLDERS' PROPOSALS

         A shareholder proposal intended to be presented at the Fund's 2003 Annual Meeting of Shareholders must be received by the Fund a reasonable time before the solicitation is made in order to be included in the Fund's proxy statement and form of proxy relating to that meeting. Shareholder proposals should be addressed to:

Castle Convertible Fund, Inc.
111 Fifth Avenue
New York, New York 10003
Attn: Secretary

         IF YOU CANNOT ATTEND THE MEETING, YOU ARE URGED TO FILL IN, SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT AS PROMPTLY AS POSSIBLE. AN ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

Dated: October 25, 2002

                          CASTLE CONVERTIBLE FUND, INC.
                                      PROXY
                 ANNUAL MEETING OF SHAREHOLDERS DECEMBER 3, 2002


The undersigned shareholder of Castle Convertible Fund, Inc. hereby appoints Dan
C. Chung and Stephen E. O'Neil, and each of them, the attorneys and proxies of the undersigned, with power of substitution, to vote, as indicated herein, all of the shares of common stock of Castle Convertible Fund, Inc. standing in the name of the undersigned at the close of business on October 22, 2002, at the Annual Meeting of Shareholders of the Fund to be held at the offices of the Fund, 111 Fifth Avenue - 2nd Floor, New York, New York 10003 at 12:30 P.M. on December 3, 2002, and at all adjournments thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposals, as more fully described in the Proxy Statement of the meeting, and to vote and act on any other matter which may properly come before the meeting.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS AND WILL BE VOTED IN ACCORDANCE WITH INSTRUCTIONS GIVEN BY THE SHAREHOLDERS, BUT IF NO INSTRUCTIONS ARE GIVEN IT WILL BE VOTED FOR THE PROPOSALS LISTED.


(Continued and to be signed on the reverse side)

PLEASE MARK BOXES [ ] OR [X] IN BLUE OR BLACK INK.

1. ELECTION OF DIRECTORS    FOR all nominees listed below (except    WITHHOLD AUTHORITY to vote
                            as marked to the contrary below) [ ]     for all nominees listed below [ ]

INSTRUCTIONS: To withhold authority to vote for any individual nominee strike a line through the nominee's name in the list below.

Fred M. Alger III, Charles F. Baird, Jr., Roger P. Cheever, Dan C. Chung, Lester
L. Colbert, Jr., James P. Connelly, Jr., Stephen E. O'Neil, Nathan E. Saint-Amand, B. Joseph White

2. PROPOSAL TO RATIFY THE SELECTION OF ERNST & YOUNG LLP as independent public accountants of the Fund.

                 FOR [ ]        AGAINST [ ]         ABSTAIN [ ]

3. PROPOSAL TO CONSIDER AND ACT UPON such other matters as may properly come before the meeting or any adjournment thereof.

                                        PLEASE MARK,  SIGN, DATE AND RETURN THIS
                                        PROXY CARD PROMPTLY. Signature(s) should be exactly as name or names appear on this proxy. If stock is held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please give full title.

                                        ----------------------------------------
                                           Signature(s)          Signature(s)

                                        ----------------------------------------
                                            Dated          Social Security or
                                                       Tax Identification Number

                                        THIS  PROXY,   WHEN  DATED  AND  SIGNED,
                                        SHOULD  BE  MAILED   PROMPTLY  TO  ALGER
                                        SHAREHOLDER    SERVICES,     INC.,    30
                                        MONTGOMERY   STREET,   JERSEY  CITY,  NJ
                                        07302.  NO POSTAGE IS REQUIRED IF MAILED
                                        IN THE  UNITED  STATES  IN THE  ENCLOSED
                                        ENVELOPE.